

SYNERGY
RESOURCES CORPORATION

Corporate Presentation

March 2013

NYSE MKT: SYRG

Important Cautions Regarding Forward Looking Statements

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

This presentation may contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "believes," "expects," "anticipates," "intends," "plans," "estimates," "should," "likely" or similar expressions, indicates a forward-looking statement. These statements are subject to risks and uncertainties and are based on the beliefs and assumptions of management, and information currently available to management. The actual results could differ materially from a conclusion, forecast or projection in the forward-looking information. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection as reflected in the forward-looking information. The identification in this press release of factors that may affect the company's future performance and the accuracy of forward-looking statements is meant to be illustrative and by no means exhaustive.

All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Factors that could cause the company's actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the success of the company's exploration and development efforts; the price of oil and gas; the worldwide economic situation; changes in interest rates or inflation; the ability of the Company to transport gas; willingness and ability of third parties to honor their contractual commitments; the company's ability to raise additional capital, as it may be affected by current conditions in the stock market and competition in the oil and gas industry for risk capital; the company's capital costs, which may be affected by delays or cost overruns; costs of production; environmental and other regulations, as the same presently exist or may later be amended; the company's ability to identify, finance and integrate any future acquisitions; and the volatility of the company's stock price.

Key Executives & Board Members

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Management has owned/operated 300+ D-J Basin Wells over last 30+ Years

Edward Holloway
President & CEO

- 30+ Years of Oil and Gas Executive Leadership
- Director of Synergy since June 2008
- Former Co-Founder, Cache Exploration Inc.
- Co-Founder, Petroleum Management, LLC and Petroleum Exploration & Management, LLC
- Past Board Member of Denver-Julesburg Petroleum Association
- Past President of Colorado Oil and Gas Association – 1990

William Scaff, Jr.
Vice President, Director

- 30+ Years of Oil and Gas Executive Leadership
- Director of Synergy since June 2008
- Former Dresser Industries Area Manager and Total Petroleum Regional Manager
- Co-Founder, Petroleum Management, LLC and Petroleum Exploration & Management, LLC
- Board Trustee of Colorado/Wyoming Petroleum Marketers Association

Frank Jennings
Chief Financial Officer

- 20+ years of accounting and finance experience
- Experience in oil and gas drilling, services, exploration and production
- Joined Synergy full time in March 2011
- Five years as CFO of Gold Resource Corporation (NYSE Amex: GORO)
- 10 years as CPA with PriceWaterhouseCoopers in Houston
- Four years as audit manager with The Walt Disney Companies
- MBA from Indiana University

George Seward
Board of Directors

- George Seward was appointed as a Director in July 2010.
- Mr. Seward co-founded Prima Energy in 1980 and served as its Secretary until 2004 when Prima was sold to Petro-Canada for $534 million.
- Significant oil and natural gas experience
- Spearheaded leasing effort in Nebraska for SYRG.

Operational Highlights

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Rapidly Growing Production	Average daily BOE production increased 86% in the quarter ended November 30, 2012 vs. November 30, 2011.
Concentration in Wattenberg Field	High concentration of horizontal and vertical wells in the Wattenberg Field.
Horizontal Drilling Increasing in Northern DJ	150+ net potential horizontal wells in the Greenhorn & Niobrara formations in the Northern D-J Basin acreage. Currently being de-risked by Noble Energy, Whiting Petroleum, Bonanza Creek, Carrizo & others.
Operations	Interests in 273 gross wells (219 net) of which Synergy operates 218
Acreage Expansion	238,800 gross acres (202,800 net) Average Cost Per Acre: $114 net

All acreage calculations and costs are approximate

Our Leased Acreage *

- All of our vertical wells are in the oil and high-liquids portion of the Wattenberg Field (Codell/Niobrara/J-Sand formations)
- Northern D-J Basin acreage is highly prospective for horizontal Niobrara and horizontal Greenhorn
- Nebraska acreage flanks the Central Kansas Uplift; highly prospective for Mississippian and Pennsylvanian formations


Northern D-J Basin
14,252 net (high liquids)
Chase County, NE
48,321 net (oily)
Hayes County, NE
43,920 net (oily)
Dundy County, NE
23,751 net (oily)
Wattenberg Field, CO
16,355 net (high liquids)
Yuma & Washington Counties, CO
46,059 net (dry gas)
Hitchcock County, NE
2,492 net (oily)
Wyoming
Nebraska
Colorado
Kansa
Weld
Morgan
Logan
Sedgwick
Perkins
Chase
Dundy
Yuma
Washington
Adams
Douglas
Elbert
Lincoln
Kimball

* All lease acreage calculations are approximate

Strengths of the Wattenberg Field

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Wattenberg Overview

- **Wattenberg Field is highly defined by over 17,000 vertical wells drilled since the 1970's**
- **Synergy has successfully completed 100% of its wells in the Wattenberg Field**
- **Significant upside potential:** Multiple pay zones with horizontal wells targeting the Niobrara A, B, & C Benches and Codell formation
- **Horizontal completion technology has enhanced well returns**
- **50 to 100% Internal Rates of Return from Horizontal wells[(1)]**
- **Long life production and reserves:** 30+ years
- **Takeaway capacity:** Expanding in Rocky Mountain Region

"We call it the 'magic of the short-cycle oil in the U.S. onshore.' It is the best you can get. If we could find 20 more Wattenbergs, we would probably quit drilling anything else."

- John Ford, Manager of Wattenberg Field for Anadarko, Oil & Gas Investor, 3/12

Wattenberg Acreage (~16,000 net acres)


Synergy Land Legend
Lease Hold
WELD

(1) IRRs are management estimates and are derived from operating experience, offset operator activity, and other published industry information

134 Vertical / Directional Wells Drilled in Wattenberg Field

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

134 Drilled

Formations	Drilling Activity	Production Activity
Niobrara A		5 producing Niobrara-only wells (119 wells in Niobrara behind pipe) 10 producing Codell/Niobrara comingled wells
Niobrara B		
Niobrara C		
Codell	42 drilled to Codell	106 producing Codell wells
Greenhorn	23 drilled to Greenhorn	1 producing Greenhorn well
J-sand	69 drilled to J-Sand Zone	5 producing J-Sand wells 7 producing J-Sand/Codell comingled wells (does not include Greenhorn)


SUSSEX
SHANNON
NIOBRARA
A - BENCH
B - BENCH
C - BENCH
CODELL
GREENHORN
J-SAND
3,600'
4,500'
4,800'
7,000'
7,300'
7,500'
7,800'
8,000'

Maximizing the Barrels of Oil Equivalent per Vertical Well

By drilling to the J-Sand first, then plugging and moving up-pipe to the Codell and Niobrara zones, we believe we can maximize the BOE's per well.

Horizontal & Directional Drilling Expands Opportunity

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

- Advent of pad drilling & new technologies has led to:
  - Improved drilling efficiencies
  - Increased production
  - Reduced costs
  - Mitigated environmental impact
- Participated as a non-operator in six horizontal wells in 2012, 4 Niobrara B, 1 Niobrara C, 1 Codell
- Have received 28 additional notifications for horizontal wells from other operators for fiscal 2013
- Plans to drill horizontal wells as an operator in second half of fiscal 2013

Horizontal & Directional Drilling Allows Multiple Wells on a Single PAD that Reach Multiple Zones


Single PAD
Niobrara A
Niobrara B
Niobrara C
Codell
Greenhorn
J-sand

Wattenberg Field Horizontal Potential

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Wattenberg Horizontal Potential Per 640 Acre Unit, Arial View

Niobrara B Bench Only | Niobrara B Bench Perimeter | Stacked HZ Niobrara/Codell

Proved HZ Well Density
Niobrara B Bench Only



11 Gross/9 Net wells per 640 Ac.
Net HZ Well Inventory: 225

Potential HZ Well Density
Niobrara A, B & C Benches/Codell Stacked


4 A Bench
9 B Bench
4 C Bench
8 Codell

29 Gross/25 Net wells per 640 Ac.
Net HZ Well Inventory: 563

Potential Full Matrix of HZ Well
Density in Wattenberg Field



40 Gross/36 Net wells per 640 Ac.
Industry leaders are currently testing 40 acre spacing in multiple zones

All perimeter wells are 50% working interest

The above is for illustrative purposes only and is not intended to depict actual results. Well density and drilling results may vary.

Mississippian & Pennsylvanian Plays Moving North

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG



S. Dakota
Powder River Basin
Wyoming
Kennedy Basin
Current Pennsylvanian Test Wells
Iowa
Chadron dome
Souxana Arch
Nebraska
Central Kansas Basin
Forest City Basin
Cambridge Arch
North Platte Arch
Colorado Mineral Belt
Minden Arch
Missouri
Pennsylvanian Play
Central Kansas Uplift
Salina Basin
DJ Basin
Colorado
Hugoton Embayment
Nemaha Uplift
Kansas
Las Animas Arch
Mississippian Lime Play
Cherokee Basin
Credo Petroleum Corp. Pennsylvanian Well Initial Production 218 BOPD
New Mexico
Oklahoma
Texas
50mi

Nebraska Acreage Multiple Stacked Play

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

- 118,484 net acres in Nebraska that is highly prospective for Upper Pennsylvanian, Cherokee and Mississippian Lime
- Historical production from vertical wells
- Multiple stacked oil play
- Long term leases (10 years)
- Apache views this as an extension of their horizontal oil play
- Majors pursuing acres: i.e., Apache Corp. (NYSE:APA) recently acquired 580,000 net acres in Nebraska & Kansas


Nebraska
Colorado
Kansas
Chase County, NE
48,321 net (oily)
Hayes County, NE
43,920 net (oily)
Dundy County, NE
23,751 net (oily)
Hitchcock County,
NE 2,492 net (oily)

Multiple Stacked Play

Type Log


Pennsylvanian
Upper
Middle
Shawnee Group
Douglas Group
Lansing Group
Kansas City Group
Marmaton Group
Cherokee Group
Mississippian
Meramecian
Osagean
Kinderhookian
Ordovician
Viola
Simpson Group
Arbuckle Group
Cambrian
Basal Sand
Granite Wash
Precambrian
Upper Penn
Cherokee
Mississippian
Lime

1P Reserve Growth by Year (PV-10)

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG


Total 1P PV-10
$148.8 Million
$160M
$140M
$120M
$100M
$80M
$60M
$40M
$20M
$0M
200% CAGR
PDP
PDNP
PUD
8/31/10
BOEs ~1.4M
8/31/11
BOEs ~4.4M
8/31/12
BOEs ~10.7M
PV-10 Reserve Report

78% of PV-10 value is currently oil weighted

Revenue Growth Per Quarter

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG



Revenue Mix
(MRQ)
$9M
$8M
$7M
$6M
$5M
$4M
$3M
$2M
$1M
$0M
238% CAGR Q1-10 to Q1-12
Oil
NGL
Gas
1Q Nov-10
2Q Feb-11
3Q May-11
4Q Aug-11
1Q Nov-11
2Q Feb-12
3Q May-12
4Q Aug-12
1Q Nov-12
Oil 78%
NGL 8%
Gas 14%

Average Sales Price per Quarter

	1Q Nov-10	2Q Feb-11	3Q May-11	4Q Aug-11	1Q Nov-11	2Q Feb-12	3Q May-12	4Q Aug-12	1Q Nov-12
Oil (Bbls)	$ 72.39	$ 83.64	$ 95.15	$ 89.91	$83.03	$92.33	$91.21	$82.89	$81.03
Gas & Liquids (Mcf)	$ 3.48	$ 4.40	$ 5.34	$ 6.22	$5.23	$4.09	$3.62	$2.82	$4.27
NGL Premium (%)	36%	38%	32%	39%	41%	41%	48%	47%	35%

Key Stats: SYRG (NYSE MKT)

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Stock Price *(3/7/13)*	*$6.74*
52 Week High/Low	*$7.00-$2.40*
Shares Outstanding	*54.9M*
Public Float	*40.1M*
Warrants Outstanding	*9.4 M*
Options Outstanding	*5.1 M*
Avg. Daily Vol. *(3 mo.)*	*373,168*
Market Capitalization	*$370 M*
Institutional Holdings	*28%*
Insider Holdings, est.	*26%*
Total Capital Raised *(net)*	*$76.1 M*

Revenue *(ttm)*	*$28.8 M*
Net Income *(ttm)*	*$12.7M*
EPS *(ttm)*	*$0.25*
Cash & STI *(mrq)*	*$ 12.5 M*
Total Assets *(mrq)*	*$130.7 M*
Long Term Debt *(12-31-12)*	*$42 M*
Current Credit Facility	$150 M
Borrowing Base	*$47.0 M*
Fiscal 2013 CAPEX	*$82 M*
Founded	*2008*
Fiscal Year End	*August 31*



Revenue & Adjusted EBITDA
($ Millions)
Revenues
Adj. EBITDA
$2.2M
-$0.1M
$10.0M
$6.3M
$25.0M
$18.2M
$28.8M
$21.3M
FY 2010
FY 2011
FY 2012
TTM

Sources: Capital IQ, SEC, Thomson Reuters, Company estimates

ttm = trailing twelve months; mrq = most recent quarter; STI= short term investments

Key Takeaways

Synergy is pursing a well-defined plan for creating shareholder value:

- Continue to expand acreage footprint through leases and acquisitions
- Implement aggressive drilling program in proven low-risk areas with predictable rates-of-return
- Leverage management's extensive experience and expertise in the basin
- Participate with major producers in the horizontal Niobrara and Codell formations
- Drill and operate horizontal wells starting in the third quarter of fiscal year 2013

Appendix

Wattenberg Field Acreage & Activity

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Wattenberg Acreage (~16,000 net acres) & Activity Map – Weld County, CO



Synergy Land Legend
Lease Hold
WELD

PDC – Leffler (2 B-Bench)
Synergy – 28% & 6% Working Interests
30-Day Average: 402 Boe/d
30-Day Average: 381 Boe/d

Mineral Resources (Private) (B-Bench)
30-Day Average: ~500 Boe/d

Noble - Sebastyen Well (Codell)
Synergy – 25% Working Interest
Currently Drilling

Encana

Noble - Wake Well (B-Bench)
Synergy - 25% Working Interest
30-Day Average: 521 Boe/d
EUR: 322,000 Boe

Noble – Wells Ranch
40-acre down spacing pilots
A-C Bench/Codell Pilots
OOIP/Section of 74 MMboe

Bill Barrett – Siebring Wells (1 B, 1 C)
Synergy – 12.5% Working Interest each
B-Bench 30-Day Average: 481 Boe/d
C-Bench 30-Day Average: 460 Boe/d

Anadarko

Synergy working interest wells

Offset operator wells

Northern D-J Basin Extension Overview

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Northern Extension Acreage & Activity

- **Synergy has ~19,400 net acres in Morgan & Weld, County**
- **Noble Energy East Pony**
  - Superior economics to Wattenberg
  - Drilled 17 horizontal wells:
    - 24-hour Average IP: 780 Boe/d
    - 30-day average: 620 Boe/d
    - Average EURs: 345,000 Boe (80% Oil)
    - Internal Rate of Return: 109%
    - Payout: 1.0 year
  - 80 horizontal wells planned for 2013
- **Bonanza Creek**
  - State of Colorado Lease Sale – September 2012
  - 5,649 net acres for $10,640 / acre ($60 million)
  - Niobrara B Bench Economics Results:
    - 30-day average IP: 503 Boe/d (76% Oil)
- **EOG, Whiting, & Continental drilling to the Northeast**

Synergy Northern Extension Area Overview - ~19,400 Net Acres *



Synergy Land Legend
Lease Hold
WELD
MORGAN
EOG, Whiting & Continental
Noble - East Pony
30-day IP: 780 Boe/d
EURs: 345,000 Boe
Bonanza Creek
Hog Farm Purchase
$10,640 / net acre

* Accounts for post Vecta JV closing.

Capitalization

- Shares Outstanding: 54.9 million*
- Warrants Outstanding:

  9.0 mm @ $6, expiring on 12/31/14

  0.4 mm @ Avg $1.60, expiring on 12/31/14
- Options Outstanding:

  2.0 mm @ $1, expiring 06/11/13

  2.0 mm @ $10, expiring 06/11/13

  1.1 mm of Employee Options
- Current Public Float: ~78%
- Management and Insider Ownership: ~26%
- Institutional Ownership: ~ 28%

* Includes 3,128,422 shares issued as partial compensation for the Orr Energy acquisition

2013 CAPEX Budget

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

- Total CAPEX Budget of $82 million (✓= completed activity)
  - ✓$15 million to drill 27 new vertical wells as operator
  - ✓$30 million cash for acquisition of Orr Energy*
  - $17 million to drill 4 new horizontal wells as operator
  - $14 million to participate as a non-operator to drill ~10 horizontal and 8 vertical wells
  - $1 million for existing well recompletions
  - $5 million for land leasing and acquisitions
- CAPEX will be funded with cash on hand, cash flow from operations and additional borrowings

**Excludes $12 million in common stock as a portion of the closing price for Orr Energy*

Wattenberg Field Well Economics

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Wattenberg Well Economics *(1)

	Wattenberg 4,500 ft. Horizontal
EUR (Mboe)	325
PV-10 ($MM)	$ 3.8
IRR (%)	76%
Payback (Years)	1.5
Gross Well Cost ($MM)	$ 4.5
30-Day Average IP (Boe/d)	521
Initial Decline (% / Year)	75%

Representative Monthly Type Curve / Development Economics*



600
500
400
300
200
100
1
10
19
28
37
46
55
64
73
82
91
100
109
118
127
136
145
154
163
172
181
190
199
208
217
226
235

Years to Payback, IRR, & PV-10 Sensitivity To Oil Price*



120%
100%
80%
60%
40%
20%
0%
IRR: 55%
Payback: 1.8 years
PV-10: $2.5
IRR: 76%
Payback: 1.5 years
PV-10: $3.8
IRR: 102%
Payback: 1.1 years
PV-10: $5.0
$80.00
$90.00
$100.00

1. *Assumes $90 oil and $3.50 gas with $0.50 premium for liquids.*

** Type curves, years to payback, and IRRs are management estimates and are derived from operating experience, offset operator activity, and other published industry information.*

Hedging Summary

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

2013 Hedges					
Contract Type	Counterparty	Quantity (Bbl/Month)	Quantity (Bbl/Day)	Strike Price	Term
Swap	BP Energy Company	3,014	100	$ 91.70	Jan 1. 2013 - Dec 31, 2013
Swap*	BP Energy Company	6,000	200	$ 96.53	Mar 1, 2013 - Dec 31, 2013
Collar	BP Energy Company	3,014	100	$87.00 - $102.50	Feb 1, 2013 - Dec 31, 2013
	Total Bbls Hedged 2013	12,028	400		
	Average 2013 Swap Price	$ 94.03			
	Weighted Average 2013 Swap Price	$ 94.80			

2014 Hedges					
Contract Type	Counterparty	Quantity (Bbl/Month)	Quantity (Bbl/Day)	Strike Price	Term
Swap	BP Energy Company	1,840	61	$ 90.80	Jan 1, 2014 - Dec 31, 2014
Swap	BP Energy Company	2,000	68	$ 90.11	Jan 1, 2014 - Dec 31, 2014
Collar	BP Energy Company	1,840	61	$85.00 - $98.50	Jan 1, 2014 - Dec 31, 2014
	Total Bbls Hedged 2014	5,680	190		
	Average 2014 Swap Price	$ 90.46			
	Weighted Average 2014 Swap Price	$ 90.44			

Disclosure on Derivative Instruments:

The Company has entered into commodity derivative instruments utilizing price swaps to reduce the effect of price changes on a portion of future oil production. The Company's commodity derivative instruments are measured at fair value and are included in the condensed consolidated balance sheet as derivative assets and liabilities.

All derivative positions are carried at their fair value on the condensed balance sheet and are marked-to-market at the end of each period. Both the unrealized and realized gains and losses resulting from the contract settlement of derivatives are recorded in the gain on derivatives line on the condensed statement of operations.

The Company has a master netting agreement on each of the individual oil contracts and therefore the current asset and liability are netted on the condensed balance sheet and the non-current asset and liability are netted on the condensed balance sheet.

* Swap is extendable.

Board of Directors

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Edward Holloway
- Synergy Resources President & CEO
- Director since June 2008
- 30+ years of Oil and Gas Executive Leadership
- Co-Founder of Cache Exploration & Petroleum Management

Bill Conrad
- Independent director since May 2005
- Former President of Wyoming Oil & Gas
- Involved in the oil & gas industry for over 20 years

William Scaff, Jr.
- Synergy Resources Executive Vice President
- Director since June 2008
- 30+ years of Oil & Gas Executive Leadership
- Co-Founder of Petroleum Management

Rick Wilber
- Independent director since June 2008
- President of Lynn's Hallmark Cards
- Private Investor and Consultant to numerous start up and early stage companies

George Seward
- Director since July 2010
- Co-Founded Prima Energy in 1980, sold to Petro-Canada in 2004 for $534 million
- Significant oil and gas experience

R.W. "Bud" Noffsinger, III
- Independent director since September 2009
- President &CEO of RWN3
- Former Chief Credit Officer for First Western Trust Bank

Raymond McElhaney
- Independent director since May 2005
- Co-Founded & current president of MCM Capital Management
- Former Founder and President of Spartan Petroleum and Exploration

Sell-Side Research Coverage

SYNERGY RESOURCES CORPORATION
NYSE MKT: SYRG

Firm	Analyst
Brean Capital	Jeff Connolly
Cannacord Genuity	Stephen Berman
C.K. Cooper & Co.	Joel Musante, CFA
Global Hunter Securities	John Malone, Ph.D.
GVC Capital	Michael Shonstrom
Johnson Rice & Co.	Welles Fitzpatrick
MLV & Co.	Kim Pacanovsky, Ph.D.
Northland Capital Markets	Reed Anderson
Sidoti & Co.	Gabriel Daoud
Wm Smith & Co.	Rob Young
Wunderlich Securities	Irene Haas

Please note that any opinions, estimates or forecasts regarding Synergy Resources performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Synergy Resources or its management. Synergy Resources does not by its reference above imply its endorsement of or concurrence with such information, conclusions or recommendations. This list includes analysts currently known by Synergy Resources to follow the company, but may not be complete and may change as firms add or delete coverage. Synergy Resources does not undertake any duty to update this information or any information provided by third parties.